Nature of Business	12 Months Ended
Dec. 31, 2024
Nature of Business
Nature of Business

Note 1. Nature of Business

Basis of Presentation

Soligenix, Inc. (the “Company”) is a late-stage biopharmaceutical company focused on developing and commercializing products to treat rare diseases where there is an unmet medical need. The Company maintains two active business segments: Specialized BioTherapeutics and Public Health Solutions.

The Company’s Specialized BioTherapeutics business segment is developing and moving toward potential commercialization of HyBryte™ (a proposed proprietary name of SGX301 or synthetic hypericin sodium), a novel photodynamic therapy utilizing topical synthetic hypericin activated with safe visible light for the treatment of cutaneous T-cell lymphoma (“CTCL”). With successful completion of the first Phase 3 FLASH (Fluorescent Light Activated Synthetic Hypericin) study and agreement from the European Medicines Agency (“EMA”) on the key design components of a confirmatory Phase 3 placebo-controlled study evaluating the safety and efficacy of HyBryte™ in the treatment of CTCL patients with early stage disease, the Company began patient enrollment during December 2024 for the second Phase 3 study, called “FLASH2” (Fluorescent Light Activated Synthetic Hypericin 2). The Company anticipates top-line results in the second half of 2026. Upon successful completion of the Phase 3 FLASH2 study, regulatory approval will be sought to support potential commercialization worldwide.

Development programs in this business segment also include expansion of synthetic hypericin (SGX302) into psoriasis, and the Company’s first-in-class Innate Defense Regulator (“IDR”) technology, and dusquetide (SGX942 and SGX945) for the treatment of inflammatory diseases, including oral mucositis in head and neck cancer and aphthous ulcers in Behçet’s Disease.

The Company’s Public Health Solutions business segment includes development programs for RiVax®, its ricin toxin vaccine candidate and SGX943, its therapeutic candidate for antibiotic resistant and emerging infectious disease, and vaccine programs, including a program targeting filoviruses (such as Marburg and Ebola) and CiVax™, our vaccine candidate for the prevention of COVID-19 (caused by SARS-CoV-2). The development of the vaccine programs incorporates the use of the Company’s proprietary heat stabilization platform technology, known as ThermoVax®. To date, this business segment has been supported with government grant and contract funding from the National Institute of Allergy and Infectious Diseases (“NIAID”), the Biomedical Advanced Research and Development Authority and the Defense Threat Reduction Agency.

The Company primarily generates revenues under government grants and contracts. The Company was awarded a subcontract that originally provided for approximately $1.1 million from a U.S. Food and Drug Administration (“FDA”) Orphan Products Development grant over four years for an expanded study of HyBryte™ in the treatment of CTCL. The Company will continue to apply for additional government funding.

The Company is subject to risks common to companies in the biotechnology industry including, but not limited to, development of new technological innovations, dependence on key personnel, protections of proprietary technology, compliance with the FDA regulations, and other regulatory authorities, litigation, and product liability.

Liquidity

The Company has evaluated whether conditions and events, considered in the aggregate, raise substantial doubt about its ability to continue as a going concern within one year after the date the consolidated financial statements are issued. As of December 31, 2024, the Company had an accumulated deficit of $233,970,752 and working capital of $3,980,218. For the year ended December 31, 2024, the Company incurred a net loss of $8,266,576 and used $8,403,618 of cash in operating activities. The Company expects to continue generating losses for the foreseeable future, and its liquidity needs will depend largely on budgeted operational expenditures related to the advancement of its product candidates.

Management believes that the Company has sufficient resources to support development activities, business operations, and meet its obligations through the fourth quarter of 2025. However, as of the date of this filing, the Company does not have sufficient cash and cash equivalents to fund operations for at least 12 months following the issuance of these financial statements. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

To alleviate the conditions that raise substantial doubt about the Company’s ability to continue as a going concern, the Company’s plans include securing:

●	additional capital, potentially through a combination of public or private equity offerings and strategic transactions, including potential alliances and drug product collaborations;
●	additional proceeds from government contract and grant programs; and

●	additional proceeds from the sale of shares of the Company’s common stock via the At Market Issuance Sales Agreement (“AGP Sales Agreement”) with A.G.P/Alliance Global Partners (“AGP”).

While the AGP Sales Agreement is in place, none of the other funding alternatives are currently committed. There is no assurance that the Company will be successful in securing sufficient financing on acceptable terms, if at all. Failure to obtain adequate funding may require the Company to delay, reduce, or eliminate certain business activities and development programs, materially impacting its financial condition and results of operations.

Additionally, macroeconomic and geopolitical uncertainties may further restrict access to capital, exacerbating liquidity challenges. Furthermore, concerns regarding the Company’s ability to continue as a going concern could negatively impact relationships with business partners, vendors, and other stakeholders.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business, and do not include any adjustments relating to recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management’s business strategy can be outlined as follows:

●	Following agreement from the EMA on the key design components for the second confirmatory Phase 3 placebo-controlled FLASH2 clinical trial of HyBryte™ in CTCL and positive primary endpoint results from the first Phase 3 FLASH study, continue enrollment and execution of the FLASH2 study, while at the same time, continuing discussions with the FDA on potential modifications to the development path to adequately address their feedback.

●	Expand development of synthetic hypericin under the research name SGX302 into psoriasis with the conduct of a Phase 2a clinical trial, following the positive Phase 3 FLASH study and positive proof-of-concept demonstrated in a small Phase 1/2 pilot study in mild-to-moderate psoriasis patients.

●	Following feedback from the United Kingdom (“UK”) Medicines and Healthcare products Regulatory Agency (“MHRA”) that a second Phase 3 clinical trial of SGX942 (dusquetide) in the treatment in oral mucositis would be required to support a marketing authorization, design a second study and attempt to identify a potential partner(s) to continue this development program.

●	Expand development of dusquetide under the research name SGX945 into Behçet’s Disease by conducting a Phase 2a clinical trial, where previous studies with dusquetide in oral mucositis have validated the biologic activity in aphthous ulcers induced by chemotherapy and radiation.

●	Continue development of the Company’s heat stabilization platform technology, ThermoVax®, in combination with its programs for RiVax® (ricin toxin vaccine), and filovirus vaccines (targeting Ebola, Sudan, and Marburg viruses and multivalent combinations), with United States (“U.S.”) government or non-governmental organization funding support.

●	Continue to apply for and secure additional government funding for the Specialized BioTherapeutics and Public Health Solutions programs through grants, contracts and/or procurements.
●	Pursue business development opportunities for pipeline programs, as well as explore all strategic alternatives, including but not limited to merger/acquisition strategies.

●	Acquire or in-license new clinical-stage compounds for development, as well as evaluate new indications with existing pipeline compounds for development.

The Company’s plans with respect to its liquidity management include, but are not limited to, the following:

●	The Company has up to approximately $554,000 in active government grant funding still available as of December 31, 2024 to support its associated research programs through May 2026, provided the federal agencies do not elect to terminate the grants for convenience. The Company plans to submit additional contract and grant applications for further support of its programs with various funding agencies. However, there can be no assurance that the Company will obtain additional governmental grant funding.
●	The Company will continue to use equity instruments to provide a portion of the compensation due to vendors and collaboration partners and expects to continue to do so for the foreseeable future.
●	The Company will continue to pursue Net Operating Loss (“NOL”) sales in the state of New Jersey pursuant to its Technology Business Tax Certificate Transfer Program if the program is available.
●	The Company plans to pursue potential partnerships for pipeline programs as well as continue to explore merger and acquisition strategies. However, there can be no assurances that the Company can consummate such transactions.
●	The Company plans to use the proceeds from a completed public offering on April 22, 2024 of 204,694 shares of its common stock, pre-funded warrants to purchase 537,500 shares of its common stock and common warrants to purchase up to 742,194 shares of its common stock at a combined public offering price of $6.40 for further support of its programs, as well as for working capital. The pre-funded warrants have an exercise price of $0.02. The common warrants have an exercise price of $6.40 per share, are exercisable immediately and expire five years from the issuance date. The total gross proceeds to the Company from this offering were approximately $4.75 million before deducting commissions and other estimated offering expenses of approximately $0.45 million.
●	The Company plans to use the proceeds from a warrant inducement agreement (the “Inducement Agreement”) on July 9, 2024 with certain holders (the “Holders”) of the Company’s existing Warrant to Purchase Shares of Common Stock (“Existing Warrants”) to purchase shares of common stock of the Company for further support of its programs, as well as for working capital. In consideration of the Holders’ agreement to exercise their Existing Warrants, the Company (i) decreased the exercise price of the Existing Warrants from $6.40 per share to $6.00 per share and (ii) issued new warrants (“New Warrants”) to the Holders to purchase a number of shares of common stock equal to 150% of the number of shares of common stock issued upon exercise of the Holders’ Existing Warrants. Pursuant to the Inducement Agreement, the Holders agreed to exercise for cash their Existing Warrants to purchase up to 703,125 shares of the Company’s common stock at a reduced exercise price of $6.00 per share on July 9, 2024, the date of the Inducement Agreement, until 1:30 p.m., Eastern Time. The total gross proceeds to the Company was approximately $4.2 million from the exercise of the Existing Warrants before deducting financial advisory fees and other expenses.
●	The Company has up to approximately $2.1 million remaining from the AGP Sales Agreement as of March 14, 2025 under the prospectus supplement dated August 16, 2024. From January 1, 2025 through March 14, 2025, the Company sold 628,758 shares of common stock pursuant to the AGP Sales Agreement at a weighted average price of $4.23 per share for total gross proceeds of approximately $2.7 million.
●	The Company is currently evaluating additional equity/debt financing opportunities on an ongoing basis and may execute them when appropriate. However, there can be no assurances that it can consummate such a transaction, or consummate a transaction at favorable pricing.

Reverse Stock Split

On June 5, 2024, the Company completed a reverse stock split of its issued and outstanding shares of common stock at a ratio of one-for-sixteen, whereby every sixteen shares of the Company’s issued and outstanding common stock were automatically combined into one issued and outstanding share of common stock without any change in the par value per share. No fractional shares were issued as a result of the reverse stock split. Any fractional shares that would otherwise have resulted from the reverse stock split were rounded up to the next whole number. The Company’s common stock began trading on The Nasdaq Capital Market on a reverse split basis at the market opening on June 6, 2024. All share and per share data have been restated to reflect this reverse stock split.